Bringing First-in-Class Oral Enzyme Therapeutics to Patients with Rare and Severe Metabolic and Kidney Disorders January 2018 Exhibit 99.1

Allena Pharmaceuticals, Inc. These slides contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the Securities and Exchange Commission on December 14, 2017, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

2017 Accomplishments Position Allena for Catalyst-Rich 2018

SIGNIFICANT MILESTONES ACHIEVED IN 2017	...WITH IMPORTANT UPCOMING VALUE DRIVERS IN 2018	
✓ Completed robust Phase 2 clinical program, demonstrating substantial reduction of UOx excretion in patients with enteric hyperoxaluria	1Q18	Initiate Study 301, a Phase 3 trial evaluating ALLN-177 in enteric hyperoxaluria
✓ Prepared to start Phase 3 program for ALLN-177 in enteric hyperoxaluria	1Q18	Initiate Study 206, a Phase 2 trial evaluating ALLN-177 in patients with primary or enteric hyperoxaluria and hyperoxalemia (systemic oxalosis)
✓ Presented final data from Phase 2 trials of ALLN-177 at ASN	2H18	Initiate Study 302, a Phase 3 trial evaluating ALLN-177 in enteric hyperoxaluria
✓ Received orphan drug designation from FDA and European Commission for ALLN-177 in primary hyperoxaluria, presented supporting data at ASN 2017	2H18	Interim data from Study 206
✓ Initiated preclinical study evaluating ALLN-346 in animal models of hyperuricemia and CKD	2018	Continue progressing preclinical development of ALLN-346 to support 1H19 IND filing
✓ Raised $75M in successful initial public offering		

Allena PHARMACEUTICALS

3

Investment Highlights

Significant Unmet Need in Oxalate and Urate Disorders

- Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD
- No approved oxalate therapies; potential untapped multi-billion dollar market

Late-Stage Development Candidate: ALLN-177

- First-in-class, oral therapy for severe hyperoxaluria
- Robust Phase 2 program completed: patient population, dosing regimen, trial design, and proposed endpoints identified for pivotal phase 3 program
- Expect to initiate Phase 3 program in enteric hyperoxaluria and Phase 2 program in other severe and orphan indications in 1Q18

Pioneering Expertise in Oral Enzyme Therapeutics

- Approach enables treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics
- GI MOA reduces subsequent metabolic burden on the kidney

Strong Support from Leading Biotechnology Investors

- Raised $75M in successful initial public offering in 4Q17
- The company was founded in 2011 with Frazier Healthcare Partners, Third Rock Ventures, and Bessemer Venture Partners. Additional private financing from HBM, Pharmstandard International, Partner Fund, Fidelity Management & Research Company

Allena PHARMACEUTICALS

4

Allena's Pipeline: First-in-Class Therapeutic Strategy for Oxalate and Urate Disorders

Product	Indication	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Next Milestone	Commercial Rights
ALLN-177	Enteric hyperoxaluria						Q1 '18: Initiate Phase 3 program	Worldwide
	Systemic oxalosis*						Q1 '18: Initiate Phase 2 program	Worldwide
	Primary hyperoxaluria* (Orphan Designation)						Q1 '18: Initiate Phase 2 program	Worldwide
	Pediatric hyperoxaluria* (Orphan Designation)						Q1 '18: Initiate Phase 2 program	Worldwide
ALLN-346	Hyperuricemia and CKD						Q4 '17: Initiate animal POC study	Worldwide

Allena PHARMACEUTICALS

* To be evaluated in a single Phase 2 clinical trial with a basket design that will enroll subsets of patients suffering from complications of severe hyperoxaluria, including adolescents and adults with primary hyperoxaluria or severe forms of secondary hyperoxaluria, both of which can lead to systemic oxalosis.

5

Oxalate is a Metabolite that is Nephrotoxic at High Concentrations



Foods
Oxalate rich foods
Oxalate
Absorbed
Secreted
Filtered
Hyperoxaluria is characterized by markedly elevated urinary oxalate levels
Liver
Endogenously produced oxalate
Gastrointestinal Tract
Oxalate is absorbed and secreted along the GI tract
Kidney Damage and Inflammation
• Crystal deposition in parenchyma
ALLN-177 targets and degrades oxalate along the GI tract
Kidney Impairment
• Kidney is unable to filter (declining eGFR)
• Oxalate is measured in plasma
Kidney Stones
• Excreted or removed
• Oxalate is measured in the urine
Urinary Excretion
Fecal Excretion

Allena PHARMACEUTICALS

Source: Illustration adapted from Coe, Fred. "Control of Urine Oxalate Excretion." Kidneystones.uchicago.edu. University of Chicago, http://kidneystones.uchicago.edu/control-of-urine-oxalate-excretion/. March 2017.

6

First-in-Class Therapeutic Strategy Expertise and Proprietary Technological Approach in Enzyme Therapeutics Enables First-in-Class Therapeutic Strategy for Oxalate and Urate Disorders ALLN-177 Recombinant Protein Oral, non-absorbed, highly specific Optimized Highly Active Form of the Enzyme for GI Tract Stabilize enzyme without compromising activity Streamlined, Robust Manufacturing COGS in the range of oral small molecules Clinical Trial Materials Ready to Start Phase 3 Convenient, 1-2 capsules per meal RT-stable formulation Oral enzymes designed to rapidly degrade a specific metabolite within the gut, reducing GI absorption and accumulation in the kidney, blood and other organ systems

Enteric Hyperoxaluria Patients are a High Risk Patient Population who are Identifiable by Physicians and Need Treatment

There are no FDA approved pharmacological therapies to treat any form of hyperoxaluria

Primary hyperoxaluria:
Orphan genetic disorder caused by endogenous over production of oxalate in the liver

Secondary hyperoxaluria:
Disorder caused by hyperabsorption of oxalate in the GI tract

- Enteric:
  due to underlying GI disorders
- Idiopathic:
  due to an unknown cause



~5K
Primary
Enteric
~200K– 250K
Idiopathic and
Kidney Stone Disease
~5M

- Gastric bypass surgery
- Crohn's disease
- Short bowel syndrome
- Cystic fibrosis
- Pancreatic insufficiency
- Celiac disease
- Liver disease
- Ulcerative Colitis

- High unmet need: more frequent and more complex stones; fail standard of care (i.e., hydration, dietary modifications)
- EH patients in Allena's clinical program:
  - Very high baseline UOx
  - >94% of EH subjects in 713 had experienced at least one kidney stone with an average of >3 kidney stones visible by routine CT scan
  - Stones and CKD burden - $66K average annual direct expenditures 4 years post GI malabsorptive procedure or disease diagnosis

- EH patients are diagnosed and treated by nephrologists and urologists often in Stone Clinics in academic and community settings

Enteric Hyperoxaluria (EH)
Urinary Oxalate (UOx)

8

ALLN-177 Initially Targets Enteric Hyperoxaluria Patients with Underlying Malabsorptive GI Diseases and Kidney Stones

Kidney stones, often the first clinical manifestation of hyperoxaluria, allow patients to be identified

4.4 Million
Estimated Patients with GI Malabsorptive Conditions with no Prior Kidney Stones or CKD

200-250K
Estimated Patients with Enteric Hyperoxaluria and Kidney Stones

Patients Potentially at Risk for Enteric Hyperoxaluria[1] › **~5%** Patients developed Kidney Stone Disease of which 40% developed CKD › **~2017 US population impacted by stones and enteric hyperoxaluria**

4 year progression of disease

- Analysis tracked patients for whom an enteric disease diagnosis or procedure code was entered between 7/1/10 - 6/30/12 who did not have a claim with an KSD, CKD/ESRD/Dialysis diagnosis or procedure code from 1/1/10 - 6/30/10. Analysis showed that approximately 5% of patients subsequently developed one or more kidney stones ("Kidney Stone Disease"), of which 40% also developed CKD over the subsequent four years to determine prevalence in 2012. 2017 figures apply 3.6% CAGR to 2012 population figures.
- Approximately 9% of patients develop CKD without kidney stone disease within 4 years

Allena PHARMACEUTICALS

[1] Truvan Health Analytics, part of the IBM Watson Health business longitudinal Claims Analysis, August 2017.

9

Risk of Renal Complications Rises with Higher Urinary Oxalate Levels: Reduction of UOx Improves Renal Outcomes



Risk of Kidney Complications*
Systemic Crystal Deposition
Kidney Failure
Kidney Damage
Kidney Stones
CaOx Crystal Formation
Normal Kidney Function
Increasing Severity
ALLN-177 Mechanism of Action
10
20
30
40
50
60
70
80
90
100
>100
Urinary Oxalate (UOx) mg/24h
Urinary Oxalate
Primary Hyperoxaluria
Normal
Idiopathic Hyperoxaluria
Enteric Hyperoxaluria

Key Peer Review Studies:

- Higher baseline UOx predicts future stone events in enteric hyperoxaluria patients (Lieske ASN 2017)
- 50% reduction in risk of kidney stone recurrence associated with ≥20% decrease in UOx (Borghi 2002)
- 25-50% reduction in kidney stone recurrence rate associated with ≥20% decrease in UOx (Curhan and Taylor 2008)
- Preservation of renal function associated with ~10% reduction in UOx (Milliner 1994)

Literature and KOL Input:

~20% reduction in UOx would be clinically meaningful

* The complications noted in the figure represent a general progression of kidney harm and disease associated with increasing urinary oxalate excretion levels. Not all patients experience this progression and there is considerable variability among individuals between urinary oxalate excretion levels and kidney function and disease.

Allena PHARMACEUTICALS

Illustrative Diagram

Sources: Robertson and Hughes, Scanning Microsc. 1993; Keddis Curr Opin Nephrol Hypertens. 2013; Robertson and Peacock, Nephron. 1980; Milliner, Kidney Int. 2006; Curhan and Taylor, Kidney Int. 2008; Milliner, Clin J Am Soc Nephrol. 2015. Key Studies: Borghi N Eng J Med. 2002; Taylor and Curhan, J Am Soc Nephrol. 2007; Milliner, N Eng J Med 1994 and Lieske JASN Abstract Supplement 2017

10

Kidney Week Highlights: Increasing Awareness of Oxalate Disorders

ASN

Increasing UOx Increases Risk of Kidney Stone Formation

- *Urinary Stone Events are Predicted by Urinary Oxalate Excretion in Enteric Hyperoxaluria*[1]
- *Relative Supersaturation of 24-hr Urine and Likelihood of Kidney Stones*[2]
- *Absolute Compared with Percentage Differences in 24-Hour Urine Oxalate and Likelihood of Being a Kidney Stone Former*[3]

Oxalate Progressively Damages the Kidney

- *Silent Hyperoxaluria Contributes to CKD Progression in a Patient with Short Bowel*[4]
- *Oxalate Nephropathy Leading to ESRD Following Roux-en-Y Gastric Bypass*[5]
- *Oxalate Nephropathy: A Case of Acute Renal Failure from Chronic Pancreatitis*[6]
- *The Association of Calcium Oxalate Deposition in Kidney Allografts with Graft and Patient Survival*[7]

ALLN-177 Reduced UOx in Phase 2 Clinical Study

- *Results of a Phase 2 RCT of ALLN-177 in Patients with Secondary Hyperoxaluria*[8]
- *Clinical Characteristics and Tolerability of ALLN-177 in Phase 2 Studies of Patients with Secondary Hyperoxaluria*[9]
- *ALLN-177, a Novel Oral Enzyme Therapy, Reduces Urinary Oxalate Excretion and Plasma Oxalate in Porcine Dietary Model of Severe Hyperoxaluria*[10]

1 D'Costa MR et al. J Am Soc Nephrol 28, 2017:380.
2 Prochaska M et al. J Am Soc Nephrol 28, 2017:381.
3 Curhan GC et al. J Am Soc Nephrol 28, 2017:381.
4 Vela-Ortiz MC et al. J Am Soc Nephrol 28, 2017:1119.
5 Drury E et al. J Am Soc Nephrol 28, 2017:1122.
6 Smith TR et al. J Am Soc Nephrol 28, 2017:1131.
7 Palsson R et al. J Am Soc Nephrol 28, 2017:356.
8 Nigwekar SU et al. J Am Soc Nephrol 28, 2017:380.
9 Nigwekar SU et al. J Am Soc Nephrol 28, 2017:1113.
10 Grujic D et al. J Am Soc Nephrol 28, 2017:380.

Allena PHARMACEUTICALS

11

ALLN-177 for the Treatment of Hyperoxaluria

Clinical and Regulatory Progression of ALLN-177

2° Hyperoxaluria

Pre clinical	Ph 1 Healthy Volunteers	Ph 2 Open Label	Ph 2 Randomized Controlled
✓	✓	✓	✓
Porcine Rhubarb Model Presented at AUA 2016 Progressive Increase in Enzyme Activity Porcine Western Diet Model Presented at ASN 2016	n=30 A Double Blind, Placebo Controlled, Randomized Cross-Over Study with ALLN-177, an Orally Administered Oxalate Degrading Enzyme Langman et al, *Am. J Nephrol* 2016;44:150-158 Presented at ASN 2014	n=16 Multicenter, Open Label, Single Arm Outpatient Study in Enteric and Idiopathic Hyperoxaluria Presented at ASN 2015	n= 67 649: Multi-Center, Randomized, Double-Blind, Placebo-Controlled, Crossover in Enteric and Idiopathic Hyperoxaluria 713: Multi-Center, Randomized, Double-Blind, Placebo-Controlled in Enteric and Idiopathic Hyperoxaluria Presented at ASN 2017

1° Hyperoxaluria

Pre clinical	Orphan Designation	Initiating Ph 2 Study
✓	✓	Q1 2018
AGTKO Mouse Model Grujic et al, *Am. J Nephrol* 2009; 29: 86-93 Porcine Dietary Hydroxyproline and Porcine Sodium ox-IV injection model	FDA grants Orphan Disease Designation for ALLN-177 in both PH and Pediatric Hyperoxaluria (Primary and Secondary) EC grants Orphan Disease Designation for ALLN-177 in PH	Clinical Trial in Patients with Primary or Enteric Hyperoxaluria Patients and Hyperoxalemia CT.GOV: NCT03391804

Allena PHARMACEUTICALS

13

Robust Phase 2 Program Leads to Phase 3 Strategy for ALLN-177

Phase 1	Phase 2 Program	Phase 3
Healthy Volunteer Study: Established POC	Open Label 396 Study: Demonstrated POC in kidney stone patients with hyperoxaluria (n=16; 5 EH)	
	Adaptive 649 Study: Tested cross over design and multiple doses (n= 30; 8 EH)	
	Pilot Study 204 Oxalate Absorption Challenge: Tested patients for oxalate hyperabsorption (n=22; 5 EH)	
	Parallel 713 Study: Treated patients for 28 day duration in potential Phase 3 prototype (n=67; 18 EH)	

Study 713 - Largest RCT of Novel Therapeutic for Oxalate Diseases:

Goals
Results

✓ **Identified Proposed Phase 3 Patient Population**

Enteric population demonstrated consistent, superior, clinically and statistically significant response

✓ **Identified Proposed Pivotal Endpoint**

Mean change from baseline to time-weighted average UOx excretion/24h: we believe most appropriate endpoint because it reflects benefit of metabolic control of UOx excretion over time

✓ **Identified Proposed Phase 3 Trial Design**

Parallel, RCT vs placebo optimal design, dosing up to 5x per day per meal or snack

Allena PHARMACEUTICALS

14

Study 713: Study Design and Baseline Characteristics

Objective: Evaluate safety and efficacy of ALLN-177 vs placebo over 28 days' treatment

Screening → UOx≥50mg/24h, eGFR ≥45 → **Randomization 1:1**

ALLN-177 / **Placebo**

Baseline — **Usual diet plus ALLN-177 (7,500 u) or placebo TID with meals x 28 days**

Follow up 1 week

Baseline 3 days	**Week 1**	**Week 2**	**Week 3**	**Week 4**
Number of Urine Oxalate (UOx) Collections (mg/24hr)				
2 UOx	2 UOx	1 UOx	1 UOx	3 UOx

TWA UOx:
Based on the average of all UOx measurements obtained during Weeks 1-4, with each value weighted for the number of data since the last urine collection.

	ALLN-177 n=32	Placebo n=35	Enteric ALLN-177 n=11	Enteric Placebo n=7
Baseline urinary oxalate (mg/24h)	71.81 (41.35)	66.81 (38.22)	104.39 (56.04)	101.54 (70.42)

- All subjects receiving standard of care (i.e., hydration, dietary modifications)
- On average, subjects with EH had baseline 103 mg/24 hour and idiopathic subjects 57mg/24 hour
- EH baseline UOx almost 2X higher than idiopathic patients despite oxalate consumption being two fold lower

Allena PHARMACEUTICALS

Enteric Hyperoxaluria (EH)
Urinary Oxalate (UOx)

Sources: Taylor et al. Oxalate Intake and the Risk for Nephrolithiasis. *J Am Soc Nephrol.* 2007, Holmes et al. Contribution of Dietary Oxalate to Urinary Oxalate Excretion. *Kidney Int.* 2001

15

Study 713: Substantial Treatment Effect in Pre-specified Enteric Hyperoxaluria Population from Baseline to TWA Across 4 Weeks vs Placebo UOx: Urinary oxalate excretion (mg/24 h) LS means, LS differences (treatment – placebo), 90% confidence intervals and one-sided p-values are obtained from the MMRM model with treatment, week, treatment by variable. Overall (n=67) Enteric (n=18) Absolute Change Endpoint ALLN-177 vs placebo (∆) p-value ALLN-177 vs. placebo (∆) p-value Change in UOx (mg/24h) from baseline to Week 4 10 -6.35 mg/24h 0.160 -16.45 mg/24h 0.184 Change in UOx (mg/24h) from baseline to TWA across 4 weeks 20 -8.13mg/24h 0.016 -25.69 mg/24h 0.018 Percent Change Percent change in UOx from baseline to Week 4 20 -15.81% 0.016 -36.25% 0.046 Percent change in UOx from baseline to TWA across 4 weeks Post-Hoc -14.23% 0.015 -39.15% 0.010 Proportional Analysis Proportion of subjects with ≥ 20% decrease in UOx from baseline to TWA across 4 weeks Post-Hoc 40.6% vs. 8.6% 0.006 63.6% vs. 14.3% 0.092

Substantially Greater ALLN-177 Treatment Response in Enteric Population Provides Design Space for Phase 3 Program Beyond the primary endpoint analysis, all P-values are descriptive. Enteric ALLN-177 Enteric Placebo Change in TWA Urinary Oxalate (mg/24h) Baseline Urinary Oxalate (mg/24h) Change in TWA UOx Excretion vs Baseline UOx Excretion Responder Analysis: Proportion of Patients with Reduction in TWA UOx Excretion (%) Create table Reduction in TWA UOx (%) -10 -20 -30 -40 -50 Enteric ALLN-177 73 64 36 18 9 Enteric Placebo 29 14 0 0 0 ∆ = (8.13) mg/24h *p = 0.016 ∆ = (25.69) mg/24h *p = 0.018 LS Mean UOx Change in TWA (mg/24h) Overall Enteric n ALLN-177 n Placebo

Enteric Patients Also Demonstrated Differential Treatment Effect in 4 Day Open Label Study 396 Mean UOx Change from Baseline n=16 n=5 Baseline (mg/24h) Change in UOx from Baseline (mg/24h) Change in UOx from Baseline (mg/24h) Change in UOx Excretion vs Baseline UOx Excretion

ALLN-177 Generally Well-Tolerated in Clinical Trials to Date

	Study 396	Study 649		Study 713	
	All (n=16)	ALLN-177[1] (n=30)	Placebo (n=24)	ALLN-177 (n=32)	Placebo (n=35)
	n (%)	**n (%)**	**n (%)**	**n (%)**	**n (%)**
TEAE[2]	9 (56.3%)	13 (43.3%)	6 (25.0%)	16 (50%)	22 (62.9%)
Severe TEAE	0	0	0	0	0
Related TEAE	2 (12.5%)	5 (16.7%)	2 (8.3%)	3 (9.4%)	8 (22.9%)
Serious AE (SAE)	0	1 (3.3%)[3]	0	0	0
Related SAEs	0	0	0	0	0
AEs Leading to Study Drug Withdrawal	0	1 (3.3%)[3]	0	0	2 (5.7%)[4]
AEs Leading to Death	0	0	0	0	0

1 1,500 u/meal, 3,000 u/meal, and 7,500 u/meal.

2 TEAE = Treatment emergent adverse events are defined as AEs with onset at the time of or following the first dose of treatment with study drug through 7 days after their last dose of study medication, or AEs starting before the start of treatment but increasing in severity or relationship at the time of or following the start of treatment through 7 days after their last dose of study medication.

3 One subject reported congestive heart failure of moderate severity, considered not related to study drug, but secondary to a recent cardioversion for atrial fibrillation. This resulted in hospitalization and withdrawal from the study; same subject in both rows.

4 Two placebo treated subjects withdrew from study drug, one after nearly 4 weeks of treatment due to nausea, considered not related, and another due to hives/dermatitis with onset 3 days after starting placebo, considered possibly related.

Allena PHARMACEUTICALS

19

Completed Robust Phase 2 Clinical Program Identified Proposed Phase 3 Patient Population Substantially reduced UOx in patients with EH, a high-risk population Well tolerated, with no drug-related serious or severe adverse events Specific to oxalate, with minimal to no changes in non-oxalate urine parameters EH patients often eat frequent, smaller meals – consumed 28% of their total daily oxalate from snacks Identified Proposed Pivotal Endpoint Mean change from baseline to TWA UOx excretion/24h: we believe most appropriate endpoint because it reflects benefit of metabolic control of UOx excretion over time TWA less sensitive to variability Identified Proposed Phase 3 Trial Design Parallel, RCT vs. placebo optimal design ü ü ü

1H 2017 2H 2017 1H 2018 2H 2018 1H 2019 2H 2019 1H 2020 2H 2020 1H 2021 ALLN-177: Proposed Pivotal Phase 3 Program in Enteric Hyperoxaluria Proposed Phase 3 Program – in Discussions with the FDA: 301: Primary endpoint – TWA UOx weeks 1-4 302: Primary endpoint – TWA UOx weeks 1-4, 24 weeks plus follow-up Pivotal Program: ~525 patients Estimates for Phase 3 Program for Full or Accelerated Approval EOP2 EU Reg advice 302 in Enteric HO, RCT ≈ 24 weeks n=~400 301 in Enteric HO RCT x 4 weeks n=~125 Follow-up (in discussion)

Key Points of General FDA Alignment for the Registrational Program: Change in TWA UOx levels potentially approvable endpoint Dosing up to 5x day with meals and snacks Phase 2 program in secondary hyperoxaluria supports Phase 3 program in enteric hyperoxaluria Enteric hyperoxaluria is a rare disease without available treatment Size of pivotal program (~525 patients) Nonclinical program for ALLN-177 completed Points of Active Discussion: Full vs. accelerated approval Magnitude of effect of reduction of UOx Primary and secondary endpoints ALLN-177 Clinical and Regulatory Update Allena expects to initiate the first of two planned pivotal Phase 3 clinical trials for ALLN-177 in enteric hyperoxaluria in the first quarter of 2018. We are in active dialogue with the FDA to finalize the design of the registrational program. Green light from FDA on design of Phase 2 Study 206 in severe hyperoxaluria, which will start Q1 2018.

Additional ALLN-177 Regulatory Highlights Public-private partnership by the American Society of Nephrology in collaboration with stakeholders in the renal community including the FDA The Kidney Health Initiative recently endorsed a project to bring together patients, clinicians, industry and the FDA to evaluate potential endpoints for future clinical trials in primary and enteric hyperoxaluria: Project titled “Identification of Appropriate Endpoints for Clinical Trials in Hyperoxaluria” Led by the Mayo Clinic in coordination with the Oxalosis and Hyperoxaluria Foundation Mayo Clinic data presented at ASN 2017 Productive meetings held with several countries in Europe for National Scientific Advice on the registrational program General alignment on the proposed regulatory approach European Commission granted orphan designation to ALLN-177 for treatment of primary hyperoxaluria (ASN, FDA, OHF)

Recent Metabolic and Rare Disease Products Have Been Registered on the Basis of Biochemical Endpoints Source: www.accessdata.fda.gov/scripts/cder/daf/index.cfm Uremic Toxin Product Biochemical Endpoint for FDA Approval Measurement Phosphate Ferric citrate Changes in serum phosphorous from baseline (week 52) to week 56 or last measurement (52 week active control and 4 week extension to placebo-control) Primary assessment compared week 52 to week 56 (also measured at weeks 12, 24, 36, 48, 52 and 56 weeks) Potassium Patiromer Changes in mean serum potassium from baseline to week 4 Proportion achieving 3.8-5.0 mEq/L at week 4 Measured serum potassium weekly starting on day 3 for weeks 1, 2, 3 to end of 4 week treatment Uric Acid Lesinurad Proportion of subjects with serum uric acid <6.0 mg/dL by month 6 Measured serum uric acid monthly Parathyroid Hormone Calcifediol Proportion of subjects decrease in plasma intact parathyroid hormone between baseline and end of trial (average of weeks 20, 22, 24 and 26) Measured plasma intact parathyroid hormone biweekly from point 0 to 24 weeks Severe/Rare Disease Product Biochemical Endpoint for FDA Approval Measurement Uric Acid Pegloticase Proportion of subjects maintaining a plasma uric acid <6 mg/dL for at least 80% of the time during month 3 and month 6 Measured plasma uric acid at weeks 13 and 26 Primary Biliary Cirrhosis  Obeticholic acid  The primary endpoint was a responder analysis at Month 12, where response was defined as a composite of three criteria: ALP less than 1.67-times the ULN, total bilirubin less than or equal to ULN, and an ALP decrease of at least 15%  Alkaline phosphatase (ALP) and bilirubin measurements at week 2 and months 3, 6, 9 and 12

ALLN-177 Additional Indications

ALLN-177 has the Potential to Reduce Plasma Oxalate in Severe Enteric and Primary Hyperoxaluria Patients with Hyperoxalemia

ALLN-177 Therapy Degraded Oxalate in the GI Tract and Prevented Plasma Oxalate Increase in Porcine Model


Urine oxalate (mg/gCr/24h)
Plasma oxalate (umol/L)
140
120
100
80
60
40
20
0
16
14
12
10
8
6
4
2
0
Normal Plasma Oxalate
Normal Urinary Oxalate
High Oxalate Diet
High Oxalate Diet + ALLN-177

In porcine model, ALLN-177 reduced plasma 30% and urinary oxalate 35% after 7 days of treatment with ALLN-177. Oral therapy of 22,500 u/day normalized both plasma and urine oxalate.*

Animal POC Data Presented at ASN 2017

Unmet Need:

- Severe Enteric and Primary Hyperoxaluria patients have elevated levels of plasma oxalate (Hyperoxalemia) due to declining kidney function
- Frequent hemodialysis (6-7 times per week) alone is not sufficient in this population
- Oxalate can cause significant damage to the kidney allograft (post transplantation) and other organ systems

Allena PHARMACEUTICALS

*Pigs not colonized with *oxalobacter formigenes*.

Sources: Company data, Health Advances Allena Market Strategy February 2017. Zh.

26

Phase 2 'Basket' Study: ALLN-177 Treatment of Adult and Pediatric Patients with Enteric or Primary Hyperoxaluria and Hyperoxalemia

Study Aim: Evaluate effect of ALLN-177 in reducing plasma and UOx in patients with primary or enteric hyperoxaluria and hyperoxalemia



Screening and Baseline 28 d
Treatment x 12 Weeks
Follow up 4 Weeks
ALLN 2 caps per meal/snack up to 5 x/day (max 10/d)
n ≈ up to 20
≥ 12 years PH and EH
UOx ≥ 40mg/24hr
POx > 5 µmol/L
eGFR < 45
mL/minute/1.73 m2
2 x POx
2 x 24h
Week 4
1 x POx
2 x 24h
Week 8
1 x POx
2 x 24h
Week 12
1 x POx
2 x 24h
1 x POx
2 x 24h

- **Regulatory: ALLN-177 has been granted separate orphan designations for primary hyperoxaluria and pediatric hyperoxaluria**
- **Study Initiation: 1Q18 (CT.GOV: NCT03391804)**
- **Hypothesis**:
  - By degrading oxalate within the GI tract, ALLN-177 is designed to reduce plasma and urinary oxalate levels in patients with PH or EH and hyperoxalemia. Reduction in plasma oxalate levels (POx) should lead to decreased systemic oxalate deposition (systemic oxalosis).
- **Study Design**:
  - Uncontrolled, Open-label
  - Key Endpoints: Change from baseline in POx and UOx
  - Enroll subjects ≥12 yrs of age in both PH and EH
  - Patient population: Primary hyperoxaluria or enteric hyperoxaluria with systemic manifestations of disease

Allena PHARMACEUTICALS

Primary Hyperoxaluria (PH)
Enteric Hyperoxaluria (EH)
Urinary Oxalate (UOx)
Plasma Oxalate (POx)

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ALLN-346: Significant Opportunity in Gout Patients with Moderate-to-Severe CKD The Gout Market is Incompletely Served by Existing Therapies ~375,000 gout patients with moderate to severe CKD who have uncontrolled gout on urate lowering therapy (ULT) Gout patients with renal impairment are not well managed due to safety concerns for existing therapies Gout patients with kidney and liver problems are contraindicated for allopurinol, Uloric, and Zurampic Current ULT’s may interact with other medications Co-morbidities (e.g. cardiovascular) may also limit ULT options Significant unmet need for safe and effective therapy that can be used in patients with renal impairment Sources: . Lim JJ, Fu AC, and Reasner D. Prevalence of CKD and Uncontrolled Gout Among US Adults: Results from NHANES 2007-2012. Poster presented at: The National Kidney Foundation Spring Clinical Meetings; April 18-22, 2017; Orlando Florida. Fletcher Spaght Analysis July 2016; Image: Retailleau, P., Colloc'h, N., Vivares, D., Bonnete, F., Castro, B., El Hajji, M., Prange, T. (2005) Urate oxidase from Aspergillus flavus: new crystal-packing contacts in relation to the content of the active site. Acta Crystallogr.,Sect.D, 61, 218-229; D. Grujic Urol Res 2008, 193. ALLN-346 Therapeutic Strategy: Novel recombinant urate oxidase MOA: Non-absorbed oral enzyme degrades urate in the GI tract Previous animal data using an unmodified urate oxidase demonstrated normalization of plasma uric acid similar to allopurinol

Forecasted Clinical and Regulatory Milestones 2018 1Q18 Initiate Study 301 in Enteric Hyperoxaluria 1Q18 Initiate Study 206 in Primary or Enteric Hyperoxaluria and Hyperoxalemia 2H18 Initiate Study 302 in Enteric Hyperoxaluria 2H18 Interim Data in Study 206 2019 1H19 File IND for ALLN-346 in Hyperuricemia and CKD 1H19 Additional Data in Study 206 2H19 Topline Data in Study 301 2H19 Topline Data in Study 206 2020 2H20 Phase 3 Results

Investment Highlights

Significant Unmet Need in Oxalate and Urate Disorders

- Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD
- No approved oxalate therapies; potential untapped multi-billion dollar market

Late-Stage Development Candidate: ALLN-177

- First-in-class, oral therapy for severe hyperoxaluria
- Robust Phase 2 program completed: patient population, dosing regimen, trial design, and proposed endpoints identified for pivotal phase 3 program
- Expect to initiate Phase 3 program in enteric hyperoxaluria and Phase 2 program in other severe and orphan indications in 1Q18

Pioneering Expertise in Oral Enzyme Therapeutics

- Approach enables treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics
- GI MOA reduces subsequent metabolic burden on the kidney

Strong Support from Leading Biotechnology Investors

- Raised $75M in successful initial public offering in 4Q17
- The company was founded in 2011 with Frazier Healthcare Partners, Third Rock Ventures, and Bessemer Venture Partners. Additional private financing from HBM, Pharmstandard International, Partner Fund, Fidelity Management & Research Company

Allena PHARMACEUTICALS

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